UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2005 (October 20, 2005)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

Item 1.01.          Entry Into a Material Definitive Agreement.

On October 20, 2005, SpectRx, Inc. ("SpectRx") entered into a security agreement (the "Security Agreement") with one of its officer of the company (the "Noteholder") to loan SpectRx a total of $50,000 with interest @ 15% per annum. SpectRx issued a promissory note to the noteholder in conjunction with this loan. SpectRx borrowed this money as part of a plan to provide asset based funding, as previously announced. The security agreement and the promissory note are filed as Exhibit 4.1, hereto and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

    Not applicable.

(b)     Pro forma financial information.

    Not applicable.

(c)      Exhibits.

     The following exhibit is filed or furnished with this report:

Exhibit No.	Exhibit Description

4.1	Promissory note and Security Agreement dated as of October 20, 2005, by and among SpectRx, Inc. and the noteholder.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ Mark A. Samuels
	By:	Mark A. Samuels
CEO & CFO

Date: October 26, 2005.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Promissory note and Security Agreement dated as of October 20, 2005, by and among SpectRx, Inc. and the noteholder.